                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A


                        Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   July 1, 1996

                               SODAK GAMING, INC.
             (Exact name of registrant as specified in its charter)

      SOUTH DAKOTA                     0-21754              46-0407053
(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)


                               5301 S. Highway 16
                        Rapid City, South Dakota  57701
                    (Address of principal executive offices)
                                 (605) 341-5400
              (Registrant's telephone number, including area code)

                   INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.  Acquisition or Disposition of Assets.

     On July 1, 1996, pursuant to a Stock Purchase Agreement by and between the Registrant and John Parker, John Nix and Gamblers Supply Management Company
(GSMC), the Registrant acquired all of the outstanding shares of GSMC, which owns, leases and operates a casino gaming facility (the Miss Marquette) located at Marquette, IA. The Miss Marquette gaming facility consists of a 226-foot river boat, which is leased from the Registrant, gaming machines and equipment and dockside facilities, which include a 24-room hotel, parking lots, marina, restaurant, lounge, other support facilities and related furniture, fixtures and equipment. The river boat has 698 slot machines and 30 table games. It is anticipated that the Registrant will continue to operate the Miss Marquette gaming facility in a manner similar to that in which it was operated under its prior ownership.

     Pursuant to the Stock Purchase Agreement, all the outstanding shares of Common Stock of GSMC were acquired for One Million Dollars ($1,000,000) which amount was funded from the Registrant's Credit Facility. In addition to the purchase price, the Registrant has guaranteed a GSMC note payable to John Parker and John Nix (the Sellers) in the aggregate of Four Million Four Hundred Thousand Dollars ($4,400,000), which is payable in 36 equal monthly payments including interest at 8% beginning August 1, 1996. The Registrant continues to hold notes receivable relating to prior loans from the Registrant to GSMC to finance the dockside facility and gaming equipment, and also has lease payments receivable and accrued interest receivable from GSMC totaling $22,581,768 as of June 30, 1996.

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired. The audited financial statements of Gamblers Supply Management Company for the years ended December 31, 1995 and January 1, 1995, included as Exhibit 99(e) to the Report, are incorporated herein by reference.

          (b) Pro Forma Combined Financial Information.
                  1. Unaudited pro forma combined balance sheets of the Registrant and Gamblers Supply Management Company as of June 30, 1996;
                  2. Unaudited pro forma combined statements of earnings of the Registrant and Gamblers Supply Management Company for the 12 months ended December 31, 1995;
                  3. Unaudited pro forma combined statements of earnings of the Registrant and Gamblers Supply Management Company for the six months ended June 30, 1996.


                               SODAK GAMING, INC
                       PRO FORMA COMBINED BALANCE SHEETS
                                 JUNE 30, 1996
                                   UNAUDITED

                                                                           Gamblers
                                                                            Supply
                                                               Sodak      Management   Historical     Pro Forma           Adjusted
                                                            Gaming, Inc.   Company       Total       Adjustments            Total
                                                            ------------   -------       -----       -----------            -----
                              ASSETS
Current assets:
  Cash and cash equivalents                                  $ 3,837,366  $ 1,237,572  $ 5,074,938  $(1,000,000) (3)     $ 4,074,938
  Receivables:
    Trade accounts, net of allowance for doubtful accounts    23,437,468       61,988   23,499,456                        23,499,456
    Short-term notes receivable                                  628,000            -      628,000                           628,000
    Notes receivable, current maturities                      25,877,680            -   25,877,680                        25,877,680
    Accrued interest                                             447,528            -      447,528                           447,528
  Inventories:
    Gaming machines                                           11,598,177            -   11,598,177                        11,598,177
    Repair parts and other gaming accessories                  5,108,536            -    5,108,536                         5,108,536
  Prepaid expenses and other current assets                    1,020,681      501,469    1,522,150                         1,522,150
  Deferred income taxes                                          669,000            -      669,000                           669,000
                                                             --------------------------------------------------          -----------
        Total current assets                                  72,624,436    1,801,029   74,425,465   (1,000,000)          73,425,465
                                                             --------------------------------------------------          -----------

Property and equipment:
  Land and improvements                                          638,361      810,341    1,448,702     (150,741) (2)       1,297,961
  Buildings and improvements                                   5,684,121   11,651,508   17,335,629      (14,508) (2)      17,321,121
  Excursion gaming vessel                                              -   14,463,061   14,463,061     (537,397) (1)      13,925,664
  Gaming operations equipment                                 12,587,916    9,807,785   22,395,701     (849,789) (2)      21,545,912
  Office furniture and equipment                               2,198,340            -    2,198,340                         2,198,340
  Transportation equipment                                     1,897,045            -    1,897,045                         1,897,045
  Shop equipment                                                 481,196            -      481,196                           481,196
                                                             --------------------------------------------------          -----------
                                                              23,486,979   36,732,695   60,219,674   (1,552,435)          58,667,239
  Less accumulated depreciation                                2,007,205    4,090,999    6,098,204   (4,090,999) (1)(2)    2,007,205
                                                             --------------------------------------------------          -----------
        Total property and equipment, net                     21,479,774   32,641,696   54,121,470    2,538,564           56,660,034
                                                             --------------------------------------------------          -----------



Other assets:
  Notes receivable, net of current maturities      25,768,784            -    25,768,784                               25,768,784
  Net investment in direct financing-type lease    13,644,083            -    13,644,083    (13,644,083) (1)                    -
  Amounts due from riverboat lessee                22,581,768            -    22,581,768    (22,581,768) (5)                    -
  Excess of purchase price over fair value of
   asset acquired                                           -            -                    8,537,939  (1)(2)(3)(4)   8,537,939
  Real estate held for resale                       1,140,435            -     1,140,435                                1,140,435
  Other assets                                      3,371,763      168,500     3,540,263       (287,020) (1)(3)(6)      3,253,243
                                                 ------------------------------------------------------              ------------
          Total other assets                       66,506,833      168,500    66,675,333    (27,974,932)               38,700,401
                                                 ------------------------------------------------------              ------------
Total assets                                     $160,611,043  $34,611,225  $195,222,268   $(26,436,368)             $168,785,900
                                                 ======================================================              ============

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                               $ 29,925,640  $   368,437  $ 30,294,077                             $ 30,294,077
  Current maturities of long-term debt                 59,013    1,553,009     1,612,022                                1,612,022
  Income taxes payable                              1,396,851            -     1,396,851                                1,396,851
  Accrued liabilities                               1,451,250    1,917,825     3,369,075                                3,369,075
                                                 ------------------------------------------------------              ------------
          Total current liabilities                32,832,754    3,839,271    36,672,025                               36,672,025
                                                 ------------------------------------------------------              ------------
Long-term debt, net of current maturities          25,514,329   36,349,968    61,864,297    (32,014,382) (1)(5)        29,849,915
                                                 ------------------------------------------------------              ------------

Deferred income taxes                               1,151,000            -     1,151,000                                1,151,000
                                                 ------------------------------------------------------              ------------

Shareholders' equity:
  Common stock                                         11,367       10,000        21,367        (10,000) (3)(6)            11,367
  Additional paid-in capital                       63,787,291            -    63,787,291                               63,787,291
  Retained earnings                                37,314,302   (5,588,014)   31,726,288      5,588,014  (4)           37,314,302
                                                 ------------------------------------------------------              ------------
          Total shareholders' equity              101,112,960   (5,578,014)   95,534,946      5,578,014               101,112,960
                                                 ------------------------------------------------------              ------------

Total liabilities and shareholders' equity       $160,611,043  $34,611,225  $195,222,268   $(26,436,368)             $168,785,900
                                                 ======================================================              ============


Notes to unaudited pro forma combined balance sheets

1) To reflect the elimination of the excursion vessel lease recorded as a direct financing-type lease of Sodak and a capital lease of GSMC.

2) To reflect allocation of purchase price based upon fair market value and to reverse prior accumulated depreciation.

3) To reflect Sodak's equity investment resulting from the purchase of the stock of GSMC.

4) To reflect goodwill created as a result of the excess of purchase price over fair market value.

5) To reflect the elimination of amounts due from GSMC to Sodak.

6) To reflect the elimination of Sodak's equity investment in GSMC.

                              SODAK GAMING, INC.
                   PRO FORMA COMBINED STATEMENTS OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995
                                   UNAUDITED

                                                            Gamblers
                                                             Supply
                                             Sodak         Management        Historical        ProForma             Adjusted
                                         Gaming, Inc.       Company             Total         Adjustments             Total
                                         ------------       ----------       ------------     -----------          ------------
Revenues:
  Product sales                           $73,172,664                 -      $ 73,172,664                          $ 73,172,664
  Gaming operations                        10,524,435        36,523,126        47,047,561      (6,711,807)(1)        40,335,754
  Wide area progressive systems             4,097,323                 -         4,097,323                             4,097,323
  Financing income on notes receivable
   and other financing arrangements         5,378,422                 -         5,378,422      (1,302,012)(1)         4,076,410
  Other                                       120,910                 -           120,910                               120,910
                                         ----------------------------------------------------------------          ------------
    Total revenues                         93,293,754        36,523,126       129,816,880      (8,013,819)          121,803,061
                                         ----------------------------------------------------------------          ------------

Costs and expenses:
  Cost of product sales                    55,665,392                 -        55,665,392                            55,665,392
  Gaming operations                         2,192,250        31,594,654        33,786,904        (224,444)(1)(2)     33,562,460
  Selling, general
   and administrative                      14,531,355                 -        14,531,355                            14,531,355
  Interest and financing
   costs                                      724,814         6,314,968         7,039,782      (6,274,231)(1)           765,551
                                         ----------------------------------------------------------------          ------------
    Total costs and expenses               73,113,811        37,909,622       111,023,433      (6,498,675)          104,524,758
                                         ----------------------------------------------------------------          ------------

Income (loss) from operations              20,179,943        (1,386,496)       18,793,447      (1,515,144)           17,278,303

Other income                                   95,608                 -            95,608                                95,608
                                         ----------------------------------------------------------------          ------------

    Earnings (loss) before income
     taxes                                 20,275,551        (1,386,496)       18,889,055      (1,515,144)           17,373,911

Provision for income taxes                  7,382,210                 -         7,382,210      (1,055,000)(1)(2)      6,327,210
                                         ----------------------------------------------------------------          ------------

    Net earnings (loss)                   $12,893,341       $(1,386,496)     $ 11,506,845       $(460,144)         $ 11,046,701
                                         ================================================================          ============

Earnings per common and
 common equivalent share                  $      1.13                                                              $       0.97
                                          ===========                                                              ============

Weighted average number of common
 and common equivalent shares
 outstanding                               11,386,159                                                                11,386,159
                                          ===========                                                              ============

Notes to unaudited pro forma combined statements of earnings for the year ended December 31, 1995

1) To reflect the elimination of the income recorded by Sodak under its direct financing-type lease, the expense recorded by GSMC under its capital lease, interest income recognized by Sodak on loans to GSMC and the resulting income tax benefit.

2) To reflect amortization of goodwill over 15 years and the associated income tax benefit.

                              SODAK GAMING, INC.
                   PRO FORMA COMBINED STATEMENTS OF EARNINGS
                        SIX MONTHS ENDED JUNE 30, 1996
                                   UNAUDITED

                                                             Gamblers
                                                              Supply
                                             Sodak          Management       Historical        Pro Forma              Adjusted
                                         Gaming, Inc.        Company            Total         Adjustments               Total
                                         ------------       ----------       ----------       -----------           ------------
Revenues:
  Product sales                            $ 40,578,248              -       $ 40,578,248                          $  40,578,248
  Gaming operations                           9,239,039     15,548,259         24,787,298       (3,278,311) (1)       21,508,987
  Wide area progressive systems               3,613,110              -          3,613,110                              3,613,110
  Financing income on notes receivable
    and other financing arrangements          2,902,865              -          2,902,865         (627,056) (1)        2,275,809
  Other                                          15,047              -             15,047                                 15,047
                                           -----------------------------------------------------------------       -------------
       Total revenues                        56,348,309     15,548,259         71,896,568       (3,905,367)           67,991,201
                                           -----------------------------------------------------------------       -------------
Costs and expenses:
  Cost of product sales                      31,293,408              -         31,293,408                             31,293,408
  Gaming operations                           4,481,555     13,692,109         18,173,664         (112,222) (1)(2)    18,061,442
  Selling, general and administrative         8,931,024              -          8,931,024                              8,931,024
  Interest and financing costs                  967,227      2,470,647          3,437,874       (2,470,647) (1)          967,227
                                           -----------------------------------------------------------------       -------------
       Total costs and expenses              45,673,214     16,162,756         61,835,970       (2,582,869)           59,253,101
                                           -----------------------------------------------------------------       -------------
Income (loss) from operations                10,675,095       (614,497)        10,060,598       (1,322,498)            8,738,100

Other income                                     15,761              -             15,761                                 15,761
                                           -----------------------------------------------------------------       -------------

       Earnings (loss) before income
         taxes                               10,690,856       (614,497)        10,076,359       (1,322,498)            8,753,861

Provision for income taxes                    3,911,804              -          3,911,804         (710,000) (1)(2)     3,201,804
                                           -----------------------------------------------------------------       -------------
       Net earnings (loss)                 $  6,779,052    $  (614,497)      $  6,164,555      $  (612,498)        $   5,552,057
                                           =================================================================       =============
Earnings per common and common
  equivalent share                         $       0.59                                                            $        0.49
                                           =============                                                           =============
Weighted average number of common and
 common equivalent shares outstanding        11,438,981                                                               11,438,981
                                           =============                                                           =============

Notes to unaudited pro forma combined statements of earnings for the six months ended June 30, 1996

1) To reflect the elimination of the income recorded by Sodak under its direct financing-type lease, the expense recorded by GSMC under its capital lease, interest income recognized by Sodak on loans to GSMC and the resulting income tax benefit.

2) To reflect amortization of goodwill over 15 years and the associated income tax benefit.

   (c) The following documents were filed as Exhibits to Form 8-K dated July 15, 1996:

   2 Stock Purchase Agreement, dated as of July 1, 1996, by and among John Parker, John Nix and Gamblers Supply Management Company.

   99(a) Management Agreement, dated as of June 10, 1994, by and between Gamblers Supply Management Company and Marquette Gaming Corporation.

   99(b) Dock Site Agreement, dated as of June 10, 1994, by and between the City of Marquette, Iowa and Gamblers Supply Management Company.

   99(c) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers
         Supply Management Company and John E. Nix guaranteed by Sodak Gaming, Inc.

   99(d) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers
         Supply Management Company and John T. Parker guaranteed by Sodak Gaming, Inc.


          The following documents are filed as an Exhibit to this Report:

   23    Consent of Independent Public Accountants

   99(e) Audited Financial Statements of Gamblers Supply Management Company for the years ended December 31, 1995 and January 1, 1995.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 13, 1996                   SODAK GAMING, INC.

                                            By

                                            \s\ David R. Johnson
                                            ------------------------
                                            Chief Financial Officer

                               Index of Exhibits



    Exhibit No.
 --------------

     2 Stock Purchase Agreement, dated as of July 1, 1996, by and among John Parker, John Nix and Gamblers Supply Management Company.

     23            Consent of Independent Public Accountants

     99 (a) Management Agreement, dated as of June 10, 1994, by and between Gamblers Supply Management Company and Marquette Gaming Corporation.

     99 (b) Dock Site Agreement, dated as of June 10, 1994, by and between the City of Marquette, Iowa and Gamblers Supply Management Company.

     99 (c) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers Supply Management Company and John E. Nix guaranteed by Sodak Gaming, Inc.

     99 (d) Non-Negotiable Promissory Note dated July 1, 1996, between Gamblers Supply Management Company and John T. Parker guaranteed by Sodak Gaming, Inc.

     99 (e) Audited financial statements of Gamblers Supply Management Company for the years ended December 31, 1995 and January 1, 1995.